UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2006

___________

CENTRAL VIRGINIA BANKSHARES, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	000-24002 (Commission File Number)	54-1467806 (IRS Employer Identification No.)

2036 New Dorset Road, P. O. Box 39 Powhatan, Virginia (Address of Principal Executive Offices)	23139 (Zip Code)

Registrant’s telephone number, including area code:  (804) 403-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to the Current Report on Form 8-K filed on April 27, 2006 is filed by the registrant to amend and restate Item 2.02 and Item 9.01 in their entirety in order to correct the previously reported average balance information for the period ended March 31, 2006.

Item 2.02

Results of Operations and Financial Condition.

On April 26, 2006, the registrant issued a press release reporting its financial results for the period ended March 31, 2006.  On May 5, 2006, the registrant issued a press release correcting the previously reported average balance information contained in the April 26, 2006 press release.  A copy of each press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 2.02.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.  The following exhibits are being furnished pursuant to Item 2.02 above.

Exhibit No.

Description

99.1

Press Release dated April 26, 2006.

99.2

Press Release dated May 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VIRGINIA BANKSHARES, INC.

        (Registrant)

Date: May 5, 2006

By: /s/ Charles F. Catlett, III

Charles F. Catlett, III

Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated April 26, 2006.

99.2

Press Release dated May 5, 2006.